NYSE LISTED: “OMN” Global Innovator of Performance-Enhancing Chemistries and Surfaces Investor Presentation – Third Quarter 2017 Exhibit 99.1

NYSE: “OMN” Cautionary Statements › Forward-Looking Statements Third Quarter 2017INVESTOR PRESENTATION |2 This presentation includes descriptions of OMNOVA's current business, operations, assets and other matters affecting the Company as well as "forward-looking statements" as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, "will," "may," "should," "projects," "forecasts," "seeks," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "optimistic," "likely," "would," "could," "committed," and similar expressions or phrases identify forward-looking statements. All descriptions of OMNOVA's current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company's businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company's control. Such impacts could adversely affect the Company's business, operations or assets as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company's Quarterly Report on Form 10-Q and Annual Report and the value of your investment in the Company on Form 10-K. All written and verbal descriptions of OMNOVA's current business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained or referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise. The Company's actual results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry conditions; (2) the risk of doing business in foreign countries and markets; (3) changes in raw material prices and availability; (4) the highly competitive markets the Company serves; (5) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (6) extensive and increasing United States and international governmental regulation, including environmental, health and safety regulations; (7) the Company's failure to protect its intellectual property or defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) the Company's inability to achieve, or achieve in a timely manner, the objectives and benefits of cost reduction initiatives; (12) the Company's ability to develop and commercialize new products at competitive prices; (13) the concentration of certain of OMNOVA's businesses and market segments among several large customers; (14) the creditworthiness of the Company's customers; (15) the failure of a joint venture partner to meet its commitments; (16) the Company's ability to identify and complete strategic transactions; (17) the Company's ability to successfully integrate acquired companies; (18) unanticipated capital expenditures; (19) risks associated with the use, production, storage, and transportation of chemicals; (20) information system failures and breaches in security; (21) continued increases in healthcare costs; (22) the Company's ability to retain or attract key employees; (23) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (24) the Company's contribution obligations under its U.S. pension plan; (25) the Company's reliance on foreign financial institutions to hold some of its funds; (26) the effect of goodwill impairment charges; (27) the volatility in the market price of the Company's common shares; (28) the Company's substantial debt position; (29) the decision to incur additional debt; (30) the operational and financial restrictions contained in the Company's indenture; (31) a default under the Company's term loan or revolving credit facility; (32) the Company's ability to generate sufficient cash to service its outstanding debt; and (33) the ability of the Company's subsidiaries to provide cash in order to pay a debt. OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2016 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov. OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA's sales for the trailing twelve months ended August 31, 2017, were approximately $784 million. The Company has a global workforce of approximately 1,800 employees. Visit OMNOVA Solutions on the internet at www.omnova.com. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission, such as Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income, Adjusted Diluted Earnings Per Share from Adjusted Income, Adjusted Consolidated EBITDA and Net Leverage Ratio. For a reconciliation to the most directly comparable GAAP financial measures, refer to the Appendix.

About **OMNOVA** Solutions

OMNOVA SOLUTIONS

- Global technology-based supplier of customized performance-critical products
- Established in 1999; formerly part of General Tire/GenCorp and Goodyear
- Deep focus on Research and Development (R&D) and Innovation across all our businesses
- Diverse end-markets with synergies in specialty chemistries and performance materials
- World Class manufacturing facilities, optimized through LEAN SixSigma to achieve operational excellence

GENCORP
GENERAL TIRE
OMNOVA SOLUTIONS
100+ YEARS OF INNOVATION
1915 - 2015


~1,800
Employees
Strong
Technology
Focus
Facilities in
7 Countries
Sales in Over
90 Countries

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INVESTOR PRESENTATION | Third Quarter 2017
NYSE: "OMN"

NYSE: “OMN” Our Vision and Values To be a mid-sized premier global specialties provider delivering innovative, tailored solutions to win leading positions in targeted high value markets. Agility We swiftly and efficiently adapt to changing environments We make timely, data-driven decisions Integrity Our legal, regulatory and ethical behavior is impeccable We are candid, transparent and respectful Safety We promote a safety-first culture PRODUCE PRODUCT SAFELY – and encourage safe working conditions and behaviors Accountability We own our work and our results We are committed to development – ourselves and others OMNOVA VALUES Third Quarter 2017INVESTOR PRESENTATION |4

NYSE: “OMN” Long Heritage as Solutions Provider › More than a century of Transformation and Innovation 1915 1952 CHEMICAL/PLASTICS DIVISION 1984 1999 THE GOODYEAR TIRE & RUBBER COMPANY 1898 1941 GOODYEAR CHEMICALS 2001 2010 2015 2017 NEW FLUID SOLUTIONS CREOLE CHEMICALS Third Quarter 2017INVESTOR PRESENTATION |5

OMNOVA Locations

› **An expanding geographic footprint**



Beachwood, OH (Headquarters)
Green Bay, WI
Akron, OH (Technology Center)
Mogadore/Akron, OH
Fitchburg, MA
Auburn, PA
Jeannette, PA
Monroe, NC
Chester, SC
Calhoun, GA
Houston, TX
Columbus, MS



London, U.K.
Le Havre, France
Villejust, France (Regional HQ)
Caojing, China
Shanghai (Regional HQ)
Ningbo, China
Rayong, Thailand
Mumbai, India
Singapore

- World Headquarters
- Chemicals Manufacturing
- Surfaces Manufacturing
- Sales, Technology and / or Distribution

Plus Broad Distribution Network

A GLOBAL COMPANY WITH MANUFACTURING ON THREE CONTINENTS

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INVESTOR PRESENTATION | Third Quarter 2017

NYSE: "OMN"

NYSE: “OMN” Creating Performance Advantages Third Quarter 2017INVESTOR PRESENTATION |7

NYSE: “OMN” Sales by End Market Refurbishment, New Construction, Commercial and Residential 40% Paper & Packaging 15% Transportation 19% Industrial / Other 12% Personal Hygiene 8% Oilfield 6% › Broad and diverse end-markets with synergies Total Company Third Quarter 2017INVESTOR PRESENTATION |8 Note: Last twelve months sales as of February 28, 2017.

NYSE: “OMN” New Reporting Structure GROUPINGS REFLECT DISTINCT OPERATING MODELS AND MARKET STRATEGIES Performance Materials Coated Fabrics │ Paper & Carpet Chemicals │ Tire Cord │ Other Performance Additives Specialty Solutions Coatings, Adhesives, Sealants, Elastomers (C.A.S.E.) │ Laminates and Films │ Nonwovens │ Oil & Gas Profitable Growth Model: Growth at >2X underlying market Operational Excellence Model: Margin Growth and Cash Generation Higher Growth Markets: Specialization is valued and more sustainable More Mature Markets: OMNOVA leading positions with established product brands $783.8M* IN SALES * OMNOVA consolidated sales for the trailing 12 months ended August 31, 2017. Third Quarter 2017INVESTOR PRESENTATION |9

Goals Reflect Continuing Transition To Specialty Focus

Growth:
2X Underlying Specialty Markets

- Specialty Volume Growth
- High Margin New Product Introductions
- Commercial Excellence
- Cost Reductions
- Value Based Pricing
- Mix Improvement

Adjusted Segment Operating Margin*



6.9%
8.9%
10.6%
Mid Teens
2014
2015
2016
Goal

Market Spectrum



OMNOVA
Market Opportunity
Level of Technology
High
Low
Large Global, Vertically Integrated Chemical Companies
Small, Low Price, Local Chemical Companies
High
Willingness to Collaborate and Customize

* Non-GAAP adjusted values, GAAP reconciliation in the appendix. Excludes corporate expense.

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INVESTOR PRESENTATION | Third Quarter 2017
NYSE: "OMN"

NYSE: “OMN” Our Value-Creating Overarching Strategic Priorities Accelerate Growth In Specialty Businesses Expand Margins, Generate Cash In Mature Businesses Portfolio Optimization “One OMNOVA” Excellence Third Quarter 2017INVESTOR PRESENTATION |11

NYSE: “OMN” Targeting Specialty Growth Markets › Higher growth/higher margin businesses › Significant opportunities to grow share Strengthening Commercial Excellence › Integrated sales, marketing and product development › Cross-selling › Value based pricing › Aggressive strategic marketing plans › Stronger key account value added selling Strengthening Leadership & Capabilities › Enhanced organization in place Strong, Broad-Based Innovation w/ Global Footprint › Facilities on three continents › Transformed innovation pipeline › Tailored solutions Accelerate Growth in Specialty Businesses >70% of revenue targeted from specialty businesses Third Quarter 2017INVESTOR PRESENTATION |12

Specialty Growth: Targeted Markets

› **Targeting robust markets with demand for high performance, high margin products**

C.A.S.E	Coatings	Adhesives	Sealants	Elastomers	Laminates	Nonwovens	Oil & Gas
	› Masonry › Intumescent (fire resistant) › Direct-to-Metal › Primers › Odor and Stain Blocking › Wood Treatment	› Tapes › Release Coatings › Adhesives › Construction Binders › Roofing	› Caulking › Casting › Cement › Gaskets › Foam Sealants › Concrete	› Transportation › Industrial › Consumer Thermoplastic Products	› Retail Display › Cabinets › Food Service › Kitchen and Bath › Recreational Vehicles › Flooring › Healthcare › Commercial Furniture	› Diapers › Adult Incontinence › Healthcare › Wipes › Transportation › Filtration	› Drilling › Cementing › Fracking
MARKET SIZE:*	>$25.0B	>$20.0B	>$5.0B	>$10.0B	>$5.0B	>$25.0B	>$5.5B
GROWTH RATE:	3 – 4% /yr	4 – 5% /yr	3 – 4% /yr	3 – 5% /yr	2 – 3% /yr	3 – 5% /yr	3 – 5% /yr

* Market data based on internal estimates and OMNOVA's place in the value chain.
NOTE: Estimated Market Growth Rate

COMMON CHARACTERISTICS: HIGHER MARGIN, LARGE AND GROWING MARKETS, CUSTOMER NEED FOR DIFFERENTIATION, STRONG OMNOVA NICHE POSITION WITH OPPORTUNITIES FOR GROWTH

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INVESTOR PRESENTATION | Third Quarter 2017
NYSE: "OMN"

NYSE: “OMN” Diversifying Chemistries & Geographies › Increased access to specialty markets Other Chemistries SB Latex Diversifying Chemistries and Markets Total OMNOVA Global Expansion Total Company Total Company 80% 20% 27% 73% Pre-2010 2016 87% 11% 2% 23% 11% 87% 17% 60% 2016Pre-2010 Asia N. America Europe Third Quarter 2017INVESTOR PRESENTATION |14

Market & Customer Driven Innovation Portfolio

› **Transforming the portfolio to be a leading provider of Sustainable, Greener, SMARTer innovative solutions**

2016 Launches


Voice of the customer
Sustainable Solutions
SMART technologies
Disruptive innovation


PLIOTEC®
Resins

- Polymer for Garage Floor Coatings
- Coating Resin for Direct Application to Metal, Ceramic, PVC and more
- Zero VOC Coating Resin for Direct to Metal
- Pliotec – Water Proofing Membrane Resin


SUNCRYL®
Polymers

- Release Coating for Paper and Film
- Hydrophobic Release Coating for Paper, Film and Foil
- Hydrophobic product for interior and exterior caulks

Coming soon!


OILFIELD CHEMICALS

- Next Gen Fluid Loss Control Additive
- New Line of Cement Additives


PLIOTEC®
Resins

- All-Acrylic Low-Exudation Binder
- New Binder Resins for Exterior Wood Applications
- Water-borne Intumescent Coating Resin


NONWOVEN BINDERS

- Next Generation Products for Nonwovens for Personal Hygiene
- GenFlo – Binders for Specialty Paper and Carpet Applications
- New Surface Treatment Products for Non-woven Wipes and Health Care

TARGETING VITALITY INDEX >25% AT SPECIALTY MARGINS

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INVESTOR PRESENTATION | Third Quarter 2017
NYSE: "OMN"

NYSE: “OMN” Expand Margins, Increase Cash Generation in Performance Materials Businesses Strengthening Customer Relationships › Value-based pricing › Capture growth in carpet and non-carpet flooring › Working capital optimization Lowering Our Cost Base › Realigned manufacturing › SG&A effectiveness and efficiency Improving Ability to Serve › New GM & management team › Selective innovation Expand and grow margins Increase cash generation to fund specialty growth Maintain leadership positions Third Quarter 2017INVESTOR PRESENTATION |16

NYSE: “OMN” Performance Materials Manufacturing Realignment and SG&A Restructuring › Realigned Manufacturing Footprint through facility closures, capacity reductions, and manufacturing consolidations › Restructured SG&A Company-Wide by appointing new leadership and reorganizing regional and commercial structure WORK SUBSTANTIALLY COMPLETED AS OF 1Q 2017 – SAVINGS ON TRACK N. America SB capacity utilization (previously 62%) in expected annual operating savings by year end 2017 N. America SB capacity reduction~300M lbs >90% $17-$20M Third Quarter 2017INVESTOR PRESENTATION |17

NYSE: “OMN” Portfolio Optimization M&A 1. Close-in › Emulsion polymers › Consolidation opportunities 2. Adjacencies › Market driven  C.A.S.E.  Nonwovens  Oil & gas Diversification › Products › Markets › Geographies › Customers Strategic Alliances › Lower investment risk › Accelerate innovation › Expand portfolio › Geographic expansion Balanced specialty portfolio Sustainable earnings growth › Joint development & licensing agreements › Geographic swaps/tolling › Manufacturing and/or full function JVs Third Quarter 2017INVESTOR PRESENTATION |18

Strategic Alliances and M&A to Accelerate Specialty Growth

OMNOVA SOLUTIONS

STRATEGIC ALLIANCES

BENEFITS:

- Profitable growth and minimal risk
- Accelerates innovation
- Expands portfolio
- Low investment for geographic expansion

Technology

- Joint development agreements
- License technology

Operations & Supply Chain

- Geographic swaps / tolling
- License cost-saving production technology
- Use contract manufacturing
- Manufacturing JVs

Commercial

- License 3rd party technology
- Full function JVs
- Joint distribution

M&A

Close-In

Emulsion Polymers

- N.A. SB consolidation
- Specialty acrylics

Adjacencies

New Polymers | **Selected Additives**

TARGET MARKETS

C.A.S.E., Nonwovens, Oil & Gas

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INVESTOR PRESENTATION | Third Quarter 2017

NYSE: "OMN"

NYSE: “OMN” “One OMNOVA” Excellence Excellence Focus › Sales › Innovation › Marketing › Operations Reporting Segment Alignment with Business Model › Specialty Solutions › Performance Materials Reduced Complexity › Common processes, tools and systems › Reduced SG&A >$3M /yr › Organizational redesign › Cost competitive manufacturing Agile, strong foundation to drive profitable growth Third Quarter 2017INVESTOR PRESENTATION |20

NYSE: “OMN” Adjusted Segment Operating Profit and Adjusted Earnings Per Share (EPS) STRATEGIC ACTIONS DRIVING IMPROVEMENT IN PROFITABILITY, EARNINGS AND CASH FLOW $68.4 $74.4 $80.3 2014 2015 2016 $0.28 $0.36 $0.50 2014 2015 2016 OPM 8.9% OPM 6.9% Adjusted Segment Operating Profit* Adjusted EPS* OPM 10.6% Third Quarter 2017INVESTOR PRESENTATION |21 * Non-GAAP adjusted values. GAAP reconciliation in the Appendix.

NYSE: “OMN” Record of Cash Generation and De-Leveraging Refinancing completed in Q3 2016 Reduced gross debt by ~$90M since 2011 Disciplined balance sheet management › Redeemed $50M of bonds in November 2014 and November 2015 respectively with excess cash Strong cash conversion driven by: › Improved earnings › Low maintenance capex requirement › Working capital management › No US cash taxes in near term (Federal N.O.L. $99M) 3.8 3.9 3.5 3.7 3.5 3.3 3.0 3.2 3.4 3.6 3.8 4.0 Nov 2014 Nov 2015 Nov 2016 May 2017 Aug 2016 Aug 2017 OMNOVA Net Adjusted Leverage* * See Appendix 2 (14.8) 19.7 25.1 -20.0 -10.0 0.0 10.0 20.0 30.0 2014 2015 2016 Cash Flow from Operations less CAPEX Third Quarter 2017INVESTOR PRESENTATION |22

NYSE: “OMN” Capital Structure / Liquidity / Net Leverage WEIGHTED AVERAGE COST OF DEBT ~ 5.2% / SUFFICIENT LIQUIDITY Liquidity Revolver $73 › Balance Drawn $0 › Letters of Credit $0 Remaining Capacity $73 Cash $75 Total Liquidity $148 Net Leverage Ratio Total Net Debt $288 LTM EBITDA $87 Net Leverage Ratio* 3.3x DEBT = $363* Foreign Debt & Other › Capital lease › Letters of credit Term Loan B (excluding OID 2.9M) › 2023 maturity › L+425; floor 1.00% › Total Net Leverage Ratio Covenant * Non-GAAP adjusted values, See Appendix for GAAP reconciliation. As of August 31, 2017 – (in millions) $348 $17 $347 $16 Third Quarter 2017INVESTOR PRESENTATION |23

NYSE: “OMN” Momentum for Strong Continued Earnings Growth and Cash Generation SIGNIFICANT MARGIN EXPANSION; AND STRONG CASH FLOW Near-term (2016-2019) drivers Medium to longer term (2016-2020) drivers 2010 Adj. EBITDA Paper & Carpet Market Erosion Growth in Specialty 2014 Adj. EBITDA Growth Paper/Carpet REVERSED TREND Margin Expansion Cost/Pricing Growth in Key Accounts Further Geographic Expansion Higher Margin from Improved Specialty Mix New Product Development M&A Third Quarter 2017INVESTOR PRESENTATION |24

NYSE: “OMN” Goal: Become a Premier Global Innovative Specialty Solutions Provider Specialty Growth › Marketing, Innovation and Sales Excellence › First to market with differentiated, high margin new products › Key account growth › Geographic expansion Continued focus on operational excellence, delivered margin expansion, mix optimization and increased cash generation Transform the business through organic growth and portfolio optimization in specialties One OMNOVA to reduce complexity and lead as an agile, innovative specialty solutions provider 2X Growth versus underlying specialty markets >15% Targeted Operating Profit Margin >70% Specialty Markets as a % of total revenue Third Quarter 2017INVESTOR PRESENTATION |25

NYSE: “OMN” Process Drivers of Sustainable Value Creation Leadership Position – typically #1 and #2 in key specialty applications Supplier of Performance-critical chemistries or components representing small fraction of total product cost Deep and Broad Technical Expertise  Product development and scale-up capabilities on three (3) continents  Multiple foundation chemistries › Continued focus on portfolio optimization, operational excellence and organic growth CUSTOMIZED SPECIALTY APPLICATIONS SERVED ON A GLOBAL BASIS Customized Product Solutions – deep knowledge of customers, markets and applications Global Capability and Expansion › Global manufacturing, R&D, customer service › Consistent quality for global customers › Strengthened emerging market capabilities Cost Effective / Flexible Manufacturing › Manufacturing diverse materials and chemistries › Process optimization through LEAN Six Sigma › Large and small scale manufacturing Third Quarter 2017INVESTOR PRESENTATION |26

NYSE: “OMN” Why OMNOVA Solutions? › Exciting opportunities to grow higher margin Specialty businesses › Strengthened innovation and commercial excellence process › Positive momentum in margin expansion, earnings growth and cash generation › Significantly lowered cost base and reconfigured manufacturing footprint through operational excellence › Diverse technologies and global footprint enhance Specialty businesses › 'One OMNOVA' implementation to drive efficiencies › Engaged team focused on growth › On track to achieve our future state OMNOVA VALUES: SAFETY . INTEGRITY . AGILITY . ACCOUNTABILITY Third Quarter 2017INVESTOR PRESENTATION |27

Appendix › SB Raw Material Costs and Performance Features › Non-GAAP Financial Measures › Reconciliations Third Quarter 2017INVESTOR PRESENTATION |28

NYSE: “OMN” DESPITE THE RECENT UPTICK, SB LATEX MAINTAINS AN ADVANTAGED POSITION SB Raw Material Costs and Performance Features Contribute to Greater Cost-in-Use Advantage Third Quarter 2017INVESTOR PRESENTATION |29

NYSE: “OMN” Appendix – Non-GAAP Financial Measures This presentation includes Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations Before Income Taxes, Adjusted Consolidated EBITDA and other financial measures which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s Adjusted Segment Operating Profit is calculated as Segment Operating Profit (Loss) less restructuring and severance expenses, asset impairments and other items. Adjusted Segment EBITDA is calculated as Adjusted Segment Operating Profit less depreciation and amortization expense less accelerated depreciation. OMNOVA’s Adjusted Income from Continuing Operations Before Income Taxes is calculated as Adjusted Segment Operating Profit less corporate expenses, interest, restructuring and severance, asset impairments and other items. OMNOVA’s Adjusted EBITDA is calculated as Adjusted Income from Continuing Operations Before Income Taxes less interest expense less debt premium and depreciation and amortization expense less accelerated depreciation. Adjusted Segment Operating Profit and Adjusted Segment and/or Consolidated EBITDA and the other financial measures (collectively, the “Non-GAAP financial measures”) are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. The Non-GAAP financial measures should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. The Non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth in the appendices are the reconciliations of these Non-GAAP financial measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business excluding the sale of the global wallcovering business. Third Quarter 2017INVESTOR PRESENTATION |30

NYSE: “OMN” › Appendix 1 Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net (Loss) Income Third Quarter 2017INVESTOR PRESENTATION |31 Three Months Ended Nine Months Ended (In millions) 2017 2016 2017 2016 Net Sales Specialty Solutions 115.1$ 107.1$ 330.3$ 302.9$ Performance Materials 85.8 88.5 266.5 270.0 Total Net Sales 200.9$ 195.6$ 596.8$ 572.9$ Segment Operating Profit Specialty Solutions 18.9$ 16.9$ 45.6$ 47.6$ Performance Materials 8.3 4.3 5.8 8.6 Interest expense (5.5) (5.9) (16.0) (17.4) Corporate expense (7.5) (6.6) (23.1) (20.9) Operational improvement costs — — — 0.4 Acquisition and integration costs (0.2) (0.4) (0.2) (0.4) Debt issuance costs write-off — (1.7) — (1.7) Income (Loss Before Income Taxes 14.0 6.6 12.1 16.2 Income tax expense 6.1 1.9 7.0 5.4 Net Income (Loss) 7.9$ 4.7$ 5.1$ 10.8$ Depreciation and amortization 7.1$ 6.8$ 20.7$ 23.5$ Capital expenditures 7.1$ 5.8$ 17.0$ 16.5$ August 31,August 31,

OMNOVA Consolidated Adjusted EBITDA

OMNOVA SOLUTIONS

› Appendix 2

(Dollars in millions except per share data)	Year Ended November 30, 2013	2014	2015	2016	*LTM
Sales	$ 1,018.1	$ 987.4	$ 838.0	$ 759.9	$ 783.8
Unadjusted Segment Operating Profit	$ 79.7	$ 65.4	$ 34.8	$ 68.3	$ 63.5
Segment Excluded Items					
Restructuring and severance	5.1	0.9	5.8	3.5	2.8
Asset impairment, facility closure costs and other	2.8	-	20.0	8.3	18.5
Accelerated depreciation on production transfer	1.0	2.2	5.8	3.0	-
Operational improvements costs	-	-	5.0	(0.4)	-
(Gain) loss on notes receivable	0.9	(1.1)	-	-	-
(Gain) on assets sales	(5.4)	-	-	-	-
Coated fabrics manufacturing transition costs	0.7	-	-	-	-
Enviornmental costs	-	1.0	3.0	0.3	(1.9)
Vacation policy change	-	-	-	(2.7)	(0.4)
Subtotal for Segment Excluded Items	5.1	3.0	39.6	12.0	19.0
Adjusted Segment Operating Profit	$ 84.8	$ 68.4	$ 74.4	$ 80.3	$ 82.5
Adjusted Segment Operating Profit as a % of Sales	8.3%	6.9%	8.9%	10.6%	10.5%
Corporate Expense	(21.3)	(20.8)	(27.6)	(33.7)	(34.4)
Interest expense	(31.9)	(32.9)	(28.3)	(24.7)	(23.3)
Corporate Excluded Items					
Restructuring and severance	-	-	0.1	4.9	7.4
Asset impairment, facility closure costs and other	-	-	0.6	-	1.3
Operational improvements costs	-	-	0.4	-	-
Deferred financing fees written-Off	1.5	0.8	0.6	4.9	3.2
Pension curtailment	-	-	-	-	0.4
Corporate headquarters relocation costs	0.1	0.6	-	(0.2)	-
Other financing costs	-	2.4	1.0	-	-
Shareholder activist costs	-	-	1.9	-	-
Acquisition and integration related expense	-	-	0.4	0.9	0.7
Vacation accrual adjustment	-	-	-	(0.7)	(0.1)
Subtotal for Management Excluded Items	1.6	3.8	5.0	9.8	12.9

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INVESTOR PRESENTATION | Third Quarter 2017

NYSE: "OMN"

OMNOVA Consolidated Adjusted EBITDA (continued)

Appendix 2

(Dollars in millions except per share data)	2013	2014	2015	2016	*LTM
	Year Ended November 30,				
Adjusted Income from Continuing Operations before Income Taxes	$ 33.2	$ 18.5	$ 23.5	$ 31.7	$ 37.7
Tax Expense (30% rate)**	(10.0)	(5.6)	(7.0)	(9.5)	(11.3)
Adjusted Income From Continuing Operations	23.2	$ 12.9	$ 16.5	$ 22.2	$ 26.4
Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations ***	$ 0.50	$ 0.28	$ 0.36	$ 0.50	$ 0.59
Adjusted Income from Continuing Operations before Income Taxes	$ 33.2	$ 18.5	$ 23.5	$ 31.7	$ 37.7
Unallocated corporate interest (excluding debt premium)	31.9	30.9	27.3	22.7	21.3
Adjusted Consolidated EBIT	65.1	49.4	50.8	54.4	59.0
Depreciation and amortization excluding accelerated depreciation	32.6	32.5	28.2	27.6	27.8
Adjusted Consolidated EBITDA	$ 97.7	$ 81.9	$ 79.0	$ 82.0	$ 86.8
Adjusted Consolidated EBITDA as a % of Sales	9.6%	8.3%	9.4%	10.8%	11.1%
Consolidated Capital Expenditures	$ 29.2	$ 29.8	$ 24.0	$ 25.6	$ 26.1
Net Leverage					
Total Short and Long Term Debt****	448.6	412.0	356.7	366.0	362.9
Less Cash and Restricted Cash	(164.9)	(99.5)	(44.9)	(78.0)	(74.6)
Net Debt	283.7	312.5	311.8	288.0	288.3
Net Leverage Ratio*****	2.9 X	3.8 X	3.9 X	3.5 X	3.3 X

***LTM = Last Twelve Months as of August 31, 2017**

****Tax rate is based on the Company's estimated normalized annual effective tax rate**

***** Adjusted EPS is calculated using Diluted Shares Outstanding at the end of the period**

****** LTM excludes OID and deferred financing fees of $8.5M**

******* The above calculation is not intended to be used for purposes of calculating debt covenant compliance**

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INVESTOR PRESENTATION | Third Quarter 2017

NYSE: "OMN"

Investor Relations Contacts Paul DeSantis, Senior Vice President, Chief Financial Officer & Treasurer (216) 682-7003 IR@omnova.com World Headquarters 25435 Harvard Road Beachwood, OH 44122 (216) 682-7000 www.omnova.com Third Quarter 2017INVESTOR PRESENTATION |34